UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 17, 2017

Boyd Gaming Corporation

(Exact Name of Registrant as Specified in its Charter)

Nevada	001-12882	88-0242733
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3883 Howard Hughes Parkway, Ninth Floor

Las Vegas, Nevada 89169

(Address of Principal Executive Offices, Including Zip Code)

(702) 792-7200

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01.	Regulation FD Disclosure.

In connection with the transaction described in Item 8.01, Boyd will hold a conference call and simultaneous presentation to investors at 9:00 a.m. EST on December 18, 2017. The investor presentation is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Limitation on Incorporation by Reference. The information furnished in this Item 7.01, including the investor presentation attached hereto as Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01.	Other Events.

On December 18, 2017, Boyd Gaming Corporation (“Boyd”) issued a press release announcing that on December 17, 2017 it had entered into a definitive agreement with Penn National Gaming, Inc. (“Penn National”) to acquire the operations of Ameristar St. Charles (Missouri), Ameristar Kansas City (Missouri), Belterra Casino Resort in Florence, Indiana, and Belterra Park in Cincinnati, Ohio, in connection with Penn National’s proposed acquisition of Pinnacle Entertainment, Inc. The press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Investor Presentation

99.2	Press Release, dated December 18, 2017.

# # # #

Important Information Regarding Forward-Looking Statements

This Current Report on Form 8-K contains, or may contain, forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements contain words such as “may,” “will,” “might,” “expect,” “believe,” “anticipate,” “could,” “would,” “estimate,” “continue,” “pursue,” or the negative thereof or comparable terminology, and include (without limitation) statements regarding the transactions contemplated by the Membership Interest Purchase Agreement, Boyd’s expectations regarding the timing of closing, the potential benefits to be achieved from the acquisition of the Companies, including expectations with respect to EBITDA, EBITDAR or free cash flow, expectations regarding the Companies to be cash flow positive and accretive to Boyd’s earnings, the expected cost synergies with respect to Boyd and the Companies, and any statements or assumptions underlying any of the foregoing. These forward-looking statements are based upon the current beliefs and expectations of management and involve certain risks and uncertainties, including (without limitation) the possibility that the transactions contemplated by the definitive agreement will not close on the expected terms (or at all), or that Boyd is unable to successfully integrate the acquired assets or realize the expected synergies or that the properties will be cash flow positive or accretive to Boyd’s earnings as anticipated; litigation, antitrust matters or the satisfaction or waiver of any of the closing conditions that could delay or prevent the closing; and changes to the financial conditions of the parties, or the credit markets, or the economic conditions in the areas in which they operate. Additional factors are discussed in “Risk Factors” in Boyd’s Annual Report on Form 10-K for the year ended December 31, 2016, and in Boyd’s other current and periodic reports filed from time to time with the Securities and Exchange Commission. All forward-looking statements in this current report are made as of the date hereof, based on information available to Boyd as of the date hereof, and Boyd assumes no obligation to update any forward-looking statement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 18, 2017		Boyd Gaming Corporation

	By:	/s/ Anthony D. McDuffie
Anthony D. McDuffie
Vice President and Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Investor Presentation

99.2	Press Release, dated December 18, 2017.